1 1 July 31, 2012 NASDAQ: QCOR NASDAQ: QCOR Exhibit 99.1

Safe Harbor Statement
Note: Except for the historical information contained herein, this press release contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as
"believes," "continue," "could," "estimates," "expects," "growth," "may," "plans," "potential," "should," "substantial" or
"will" or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: Our reliance on Acthar for substantially all of our net sales and profits; Reductions in vials used per prescription resulting from changes in treatment regimens by physicians or patient compliance with physician recommendations; The complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions; The lack of patent protection for Acthar; and the possible FDA approval and market introduction of competitive products; Our ability to continue to generate revenue from sales of Acthar to treat on-label indications associated with NS, and our ability to develop other therapeutic uses for Acthar; Research and development risks, including risks associated with Questcor's work in the area of NS and potential work in the area of Rheumatology, and our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; Our ability to comply with federal and state regulations, including regulations relating to pharmaceutical sales and marketing practices; Regulatory changes or other policy actions by governmental authorities and other third parties in connection with U.S. health care reform or efforts to reduce federal and state government deficits; Our ability to receive high reimbursement levels from third party payers; An increase in the proportion of our Acthar unit sales comprised of
Medicaid-eligible patients and government entities; Our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients  and the impact that unforeseen invoicing of historical Medicaid prescriptions may have upon our results; Our ability to effectively manage our growth, including the expansion of our NS selling effort, and our reliance on key personnel; The impact to our business caused by economic conditions; Our ability to protect our proprietary rights; The risk of product liability lawsuits; Unforeseen business interruptions and security breaches; Volatility in Questcor's monthly and quarterly Acthar shipments, estimated channel inventory and end-user demand, as well as volatility in our stock price; and Other risks discussed in Questcor's annual report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission, or SEC, on February 22, 2012, and
other documents filed with the SEC.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.

A biopharmaceutical company whose
product, Acthar, helps patients with serious,
difficult-to-treat medical conditions
A biopharmaceutical company whose
product, Acthar, helps patients with serious,
difficult-to-treat medical conditions
Questcor

Flagship Product:
Flagship Product:
• Profitable, cash flow positive, $135M** in cash, debt-free
• Profitable, cash flow positive, $135M** in cash, debt-free
• 19 approved indications
• 19 approved indications
Key Markets*:
Key Markets*:
• Nephrotic Syndrome, Multiple Sclerosis, Infantile Spasms
• Several billion dollar market opportunity
• Nephrotic Syndrome, Multiple Sclerosis, Infantile Spasms
• Several billion dollar market opportunity
Strategy:
Strategy:
• Grow Acthar sales in each key market
• Developing Rheumatology and other on-label markets
• Grow Acthar sales in each key market
• Developing Rheumatology and other on-label markets
Financials:
Financials:
*In this presentation, the terms “Nephrotic Syndrome,” “Multiple Sclerosis,” and “Infantile Spasms,” and their abbreviations, refer to the on-label indications for Acthar associated with such conditions. Investors should refer to the FDA approved Acthar label, which can be found at http://www.acthar.com/files/Acthar-PI.pdf . **As of 7/27/12
Questcor Overview

•
314 paid NS scripts
•
1,110 paid MS scripts
– Up 48% YOY
•
96 paid IS scripts
•
Record financial performance
– 4,710 vials shipped, up 94% YOY
– $112.5M in net sales, up 145% YOY
– $0.65 GAAP EPS (diluted), up 210% YOY
•
314 paid NS scripts
•
1,110 paid MS scripts
– Up 48% YOY
•
96 paid IS scripts
•
Record financial performance
– 4,710 vials shipped, up 94% YOY
– $112.5M in net sales, up 145% YOY
– $0.65 GAAP EPS (diluted), up 210% YOY
Strong Second Quarter Results

Q2 – 2012 Q2 – 2011
Net Sales ($M) $112.5 $46.0
Gross Margin 94% 94%
Operating Income ($M) $61.0 $20.4
Fully Diluted, GAAP EPS $0.65 $0.21
Q2-2012 Financial Results
• Second quarter vials shipped: 4,710
• Second quarter cash flow from operations: $43.2M
• Channel inventory estimated to be within the normal range
• Medicaid reserves continue to appear adequate
• 3,730,069 shares repurchased during Q2-2012
• Second quarter vials shipped: 4,710
• Second quarter cash flow from operations: $43.2M
• Channel inventory estimated to be within the normal range
• Medicaid reserves continue to appear adequate
• 3,730,069 shares repurchased during Q2-2012
Record Net Sales (up 145%) and Solid Earnings (EPS up 210%)
Record Net Sales (up 145%) and Solid Earnings (EPS up 210%)

7 Growth in Shipped Vials

Questcor Strategy - Pursue Acthar Markets
Nephrotic Syndrome (NS)
Nephrotic Syndrome (NS)
Multiple Sclerosis (MS)
Multiple Sclerosis (MS)
Infantile Spasms (IS)
Infantile Spasms (IS)
Rheumatology
Rheumatology

•
Characterized by excessive spilling of protein
from the kidneys into the urine (proteinuria)
•
Can result in end-stage renal disease (ESRD),
dialysis, transplant
•
Acthar is approved “to induce a diuresis or a
remission of proteinuria in the nephrotic syndrome
without uremia of the idiopathic type or that due to
lupus erythematosus”
•
Significant unmet need
– Few treatment options
– Goal of therapy is the significant reduction
of proteinuria
•
Characterized by excessive spilling of protein
from the kidneys into the urine (proteinuria)
•
Can result in end-stage renal disease (ESRD),
dialysis, transplant
•
Acthar is approved “to induce a diuresis or a
remission of proteinuria in the nephrotic syndrome
without uremia of the idiopathic type or that due to
lupus erythematosus”
•
Significant unmet need
– Few treatment options
– Goal of therapy is the significant reduction
of proteinuria
Acthar and Nephrotic Syndrome (NS)

5
NS Scripts-Strong Continued Growth
28
Paid Rxs
Paid Rxs
Notes: Historical trend information is not necessarily indicative of future results.  Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart.
Yellow numbers in the  bars show the number of NS sales
representatives making calls for the majority of the quarter. Q3 ‘11 and
Q2 ‘12 included expansion and training of new sales people.

Neurodegenerative disorder
Acute treatment for relapses
Neurodegenerative disorder
Acute treatment for relapses
Acthar and Multiple Sclerosis (MS)
Potential
target for
*Nickerson,
et al
(2011)
ACTHAR is approved for MS exacerbations, without reference to first line or second line use but is generally positioned as second line as a matter of marketing strategy. See http://www.acthar.com/files/Acthar-PI.pdf for specific label information.
43% get better or
much better
27% get only a
little better
30% stay the same
or get worse

Notes: Historical trend information is not necessarily indicative of future results.  Acthar is marketed for the on-label indication of MS exacerbations in adults, though the chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions.
Yellow numbers in the  bars show the number of MS sales representatives making calls for the majority of the quarter.
Notes: Historical trend information is not necessarily indicative of future results.  Acthar is marketed for the on-label indication of MS exacerbations in adults, though the chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions.
Yellow numbers in the  bars show the number of MS sales representatives making calls for the majority of the quarter.
77 77
30 30 38 38
MS Scripts-Record of Consistent Growth
Paid Rxs

•
Devastating, refractory form of childhood epilepsy
•
Unsuccessful treatment may leave infant with
permanent developmental disabilities
•
Ultra-rare orphan disorder
•
Acthar currently used to treat 40-50% of IS patients
•
Targeting select institutions
•
Devastating, refractory form of childhood epilepsy
•
Unsuccessful treatment may leave infant with
permanent developmental disabilities
•
Ultra-rare orphan disorder
•
Acthar currently used to treat 40-50% of IS patients
•
Targeting select institutions
Acthar and Infantile Spasms (IS)

•
4 key indications on the Acthar label*
– Polymyositis/Dermatomyositis (PM/DM)
– Systemic lupus erythematosus (Lupus)
– Psoriatic arthritis
– Rheumatoid arthritis
•
High unmet need; difficult to treat
•
Serious health risk if unsuccessfully treated
•
Significant patient population (multi $B opportunity)
•
4 key indications on the Acthar label*
– Polymyositis/Dermatomyositis (PM/DM)
– Systemic lupus erythematosus (Lupus)
– Psoriatic arthritis
– Rheumatoid arthritis
•
High unmet need; difficult to treat
•
Serious health risk if unsuccessfully treated
•
Significant patient population (multi $B opportunity)
Rheumatology
*See http://www.acthar.com/files/Acthar-PI.pdf
for specific label information.

Rheumatology:  Estimated Patient Populations*
*Questcor estimates
Indication
Total Estimated
US Population
Estimated Target
Acthar Population
Dermatomyositis/Polymyositis 66K ~26K
Systemic Lupus Erythematosus 250K ~50K-100K
Rheumatoid Arthritis 1.3M ~50K
Psoriatic Arthritis 500K ~40K
Juvenile Rheumatoid Arthritis 300K -

How Does Acthar Work?
• Acthar treats autoimmune conditions across a variety of organ systems (CNS, kidney, etc.)
• Acthar appears to modulate the immune system and associated inflammatory response through binding to melanocortin receptors
• The primary melanocortin peptide (ACTH) in Acthar binds to all 5 melanocortin receptors (MCR1-5); other active peptides are in Acthar as well
– Indirect effect:  Acthar triggers the production of cortisol and other adrenal compounds through binding to MCR2 receptors
– Direct effect:  Acthar acts directly at the cellular level by binding to melanocortin receptors on immune cells and cells in the targeted tissues (e.g., kidney podocytes)
• All the active ingredients of Acthar have yet to be fully characterized and the mechanism of action and pharmacokinetic profile of Acthar are not fully known
• Acthar treats autoimmune conditions across a variety of organ systems (CNS, kidney, etc.)
• Acthar appears to modulate the immune system and associated inflammatory response through binding to melanocortin receptors
• The primary melanocortin peptide (ACTH) in Acthar binds to all 5 melanocortin receptors (MCR1-5); other active peptides are in Acthar as well
– Indirect effect:  Acthar triggers the production of cortisol and other adrenal compounds through binding to MCR2 receptors
– Direct effect:  Acthar acts directly at the cellular level by binding to melanocortin receptors on immune cells and cells in the targeted tissues (e.g., kidney podocytes)
• All the active ingredients of Acthar have yet to be fully characterized and the mechanism of action and pharmacokinetic profile of Acthar are not fully known

•
Difficult/impossible to reverse engineer ACTHAR
– Not well characterized
•
Complex pharmacology
– Not well characterized
•
Clinical trial(s) required
•
Branded competition in specific indication possible at
some point in the future
•
Difficult/impossible to reverse engineer ACTHAR
– Not well characterized
•
Complex pharmacology
– Not well characterized
•
Clinical trial(s) required
•
Branded competition in specific indication possible at
some point in the future
Biosimilar Pathway Difficult/Impossible

•
Understanding the biological properties of Acthar
– Specific biochemical pathways, cells, and  tissues
– Immunomodulation and anti-inflammatory
•
On-label indications
– Proteinuria in NS, MS flares, Lupus
•
New indications
– Nephrology (eg, diabetic nephropathy)
– Indications with autoimmune/inflammatory  component (eg,
neurology, cardiovascular, hematology, pulmonary)
•
Understanding the biological properties of Acthar
– Specific biochemical pathways, cells, and  tissues
– Immunomodulation and anti-inflammatory
•
On-label indications
– Proteinuria in NS, MS flares, Lupus
•
New indications
– Nephrology (eg, diabetic nephropathy)
– Indications with autoimmune/inflammatory  component (eg,
neurology, cardiovascular, hematology, pulmonary)
Questcor Acthar R&D Efforts:
> 30 Preclinical and Clinical Studies
Understanding Acthar:
science of how it works and clinical use

•
Clinical use of Acthar
– Nonclinical research
– Clinical research
•
On-label indications
– Proteinuria in nephrotic syndrome (NS), multiple sclerosis (MS)
flares, infantile spasms, lupus
•
Off-label indications
– Diabetic nephropathy, traumatic brain injury, autism, MS
maintenance treatment
•
Clinical use of Acthar
– Nonclinical research
– Clinical research
•
On-label indications
– Proteinuria in nephrotic syndrome (NS), multiple sclerosis (MS)
flares, infantile spasms, lupus
•
Off-label indications
– Diabetic nephropathy, traumatic brain injury, autism, MS
maintenance treatment
Academic Clinical Interest in Acthar:
~ 30 Investigator Initiated Studies
Understanding Acthar: clinical use

•
Expand Nephrotic Syndrome promotion effort
•
Expand Multiple Sclerosis promotion effort
•
Maintain Infantile Spasm promotion effort
•
Initiate pilot Rheumatology promotion activity
•
Develop other markets for Acthar
– Acthar is its own pipeline with many  on-label and new indications
– Further define and develop the unique characteristics of Acthar
•
Expand Nephrotic Syndrome promotion effort
•
Expand Multiple Sclerosis promotion effort
•
Maintain Infantile Spasm promotion effort
•
Initiate pilot Rheumatology promotion activity
•
Develop other markets for Acthar
– Acthar is its own pipeline with many  on-label and new indications
– Further define and develop the unique characteristics of Acthar
Strategic Plan-
Focus on the Embedded Pipeline in Acthar

Sales Force Expansion-
Outlook for 2012
Rheumatology Sales Pilot
Rheumatology Sales Pilot
Neuro Hiring
Neuro Hiring
& Training
& Training
From 77 to
From 77 to
107 reps
107 reps
Neuro
Neuro
Sizing &
Sizing &
Alignment
Alignment
Neph Hiring &
Neph Hiring &
Training
Training
From 28 to 58
From 28 to 58
reps
reps
Neph Sizing &
Neph Sizing &
Alignment
Alignment
Q1-12
Q1-12
Q2
Q2
Q3
Q3
Q4
Q4
Q1-13
Q1-13

07/27/12
Cash / ST Investments $135M*
Accounts Receivable $61M
Questcor is Cash Flow Positive
Debt-free balance sheet
Debt-free balance sheet
*After return of $303 million of cash to shareholders through share repurchases.
*After return of $303 million of cash to shareholders through share repurchases.

•
2.2 Million Preferred share buyback
•
18.7 Common share buyback
•
$303 million returned to shareholders in stock buybacks
– Average repurchase price per share: $14.50
•
58.7 million shares currently outstanding
•
5.0 million share added to buyback authorization
•
3.7 million shares remain on buyback authorization
•
2.2 Million Preferred share buyback
•
18.7 Common share buyback
•
$303 million returned to shareholders in stock buybacks
– Average repurchase price per share: $14.50
•
58.7 million shares currently outstanding
•
5.0 million share added to buyback authorization
•
3.7 million shares remain on buyback authorization
Share Repurchases: 20.9 Million Shares
Note: all information as of 7/27/12

•
5.5M shares repurchased during 2012, driven by:
– Sales/EPS increase
– NS market traction
– Sales force expansion
– Rheumatology opportunity
•
5.5M shares repurchased during 2012, driven by:
– Sales/EPS increase
– NS market traction
– Sales force expansion
– Rheumatology opportunity
2012 Repurchase Activity
Repurchased shares significantly improved EPS
Q2-2012 EPS accretion from share repurchase from 2008 through 6/30/2012: 30%

Acthar has sustainable competitive
Acthar has sustainable competitive
advantages-without FDA approval risk
advantages-without FDA approval risk
Acthar is approved for 19 indications-many
Acthar is approved for 19 indications-many
in large markets with sizable unmet need
in large markets with sizable unmet need
Sales in NS and MS are growing rapidly,
Sales in NS and MS are growing rapidly,
yet market penetration is low
yet market penetration is low
Developing new vertical market -
Developing new vertical market -
Rheumatology
Rheumatology
High margins provide good
High margins provide good
operating leverage
operating leverage
Profitable, cash flow positive, no debt
Profitable, cash flow positive, no debt
Investment Highlights

26 26 July 31, 2012 NASDAQ: QCOR NASDAQ: QCOR

Acthar  History
1968-1973
DESI review
= steroid label
> 50 indications
1978 MS
indication added
2001-2003
Questcor acquires Acthar Gel
(MR), FDA approves
manufacturing
2010
Infantile spasms approved,
Label modernized steroid
& 19 indications
2009-Present
Expanding Acthar Gel
(MR) research
1996
Manufacturing
problems
1950 Acthar
Powder – DC
1952-7
ACTH Powder
& MR NDAs -
DC
MR = modified release product (eg, Acthar Gel)
DC = Discontinued
1984
ACTH Powder
ANDA (Watson) -
DC
2007
Questcor changes
Acthar Gel (MR)
strategy
1952 Acthar
Gel (MR)
2000
2010

1950

28 ACTH is a Melanocortin Peptide Derived from Pro-opiomelanocortin (POMC) in the Pituitary

MCR Prevalent Tissue/Cells with Receptor
MC1R
Podocytes
Renal Mesangial Cells
Endothelial Cells (Glomerular, Tubular, Vascular)
Tubular Epithelial Cells
Macrophages
Melanocytes
Immune/Inflammatory Cells
Kerantinocytes
CNS
MC2R
Adrenal Cortex (Steroidogenesis), Adipocytes
Adapted from Gong 2011, Catania 2004, Schioth 1997
Affinity of Melanocortin Peptides and
Distribution of Receptor Subtypes

MCR Prevalent Tissue/Cells with Receptor
MC3R
CNS
Macrophages
MC4R
Podocytes
Renal Mesangial Cells (?)
Endothelial Cells (Glomerular, Tubular)
Tubular Epithelial Cells
CNS
MC5R
CNS
Exocrine Glands
Lymphocytes
Podocytes
Adapted from Gong 2011, Catania 2004, Schioth 1997
Affinity of Melanocortin Peptides and
Distribution of Receptor Subtypes

MOA of Acthar in NS Adapted From Gong 2011 Acthar, Melanocortin Peptides Acthar, Melanocortin Peptides